Supplementary Information	12 Months Ended
Dec. 31, 2021
Disclosure Text Block Supplement [Abstract]
Supplementary Information

Note 14.   Supplementary Information

Other Current Assets

“Other current assets” were $4.5 million and $3.7 million as of December 31, 2021 and 2020, respectively. Components of “Other current assets” as of December 31, 2021 and 2020 include a receivable of $1.9 million from a third-party and a deposit of $3.4 million to a third-party supplier for EV purchases, respectively. In the year ended December 31, 2021, the Company collected the $3.4 million deposit that was made to the third-party supplier in 2020. There were no components of “Other current assets” as of December 31, 2021 and 2020, which were more than 5% of total current assets.

Other Current Liabilities

“Other current liabilities” were $7.1 million and $2.2 million as of December 31, 2021 and 2020, respectively. There were no components of “Other current liabilities” as of December 31, 2021, which were more than 5% of total current liabilities. Components of “Other current liabilities” as of December 31, 2020 that were more than 5% of total current liabilities were other payables to third-parties in the amount of $0.8 million.

Current Liabilities, Other Non-current Assets and Other Long-term Liabilities

On December 31, 2021 the Company terminated a legal agreement previously entered into whereby the Company took possession of a property in Qingdao, China for no consideration. The termination resulted in the derecognition of an asset of $6.6 million recorded in “Other non-current assets,” and a liability of $6.7 million, of which $0.3 million was recorded in “Other current liabilities” and $6.4 million was recorded in “Other long-term liabilities.” This resulted in a gain of $0.2 million recorded in “Other income (expense), net.”